Exhibit 10.6
EXECUTIVE COMPENSATION PLAN
Plan Year 2008
Randal Tofteland
2008 Base Salary = $440,000

Performance Incentive Bonus (IB): $280,000 annually. Your 2008 Incentive Bonus will be paid quarterly based on the following criteria:
•	100% of the Performance Incentive bonus is based on the achievement of the annual operating income targets for SoftBrands, Inc.

	Cumulative
	Operating Income	Bonus Amount
Q1 (Oct – Dec 07)	1st Quarter Target	25%
Q2 (Jan – Mar 08)	2nd Quarter Target	50%
Q3 (Apr – Jun 08)	3rd Quarter Target	75%
Q4 (Jul – Sep 08)	Annual Target	100%
Performance Incentive Payments — A maximum of 12.5% will be paid quarterly against your annual bonus target based on the attainment of the annual operating income metric. Payments from prior quarters that were not achieved will be paid if YTD targets are achieved. All bonus earned but not paid will be payable upon the completion of the final year-end audit.
Threshold for Operating Profit Goal — SoftBrands must achieve 70% of the targeted annual operating income goal to be eligible for the bonus payments. If SoftBrands achieves 70% of the targeted goal, you will be eligible for 50% of your targeted incentive bonus. For achievement of each 1% above 70% attainment of the operating income goal, you will receive an additional 4.27% of your annual incentive bonus to a maximum of 100% of your $280,000 performance incentive bonus. For each 1% achieved in excess of 100% of the annual operating income target, you will receive an additional 3% of your targeted incentive bonus to a maximum of 125% of your target incentive payable at the conclusion of the fiscal year-end audit.
Should you leave the company for any reason; any bonus “not yet received” will be forfeited.

EXECUTIVE COMPENSATION PLAN
Plan Year 2008
Ralf Suerken
•	2008 Base Salary — $265,000
•	Performance Incentive Bonus (IB): $110,000. Your 2008 Incentive Bonus will be paid quarterly based on the following criteria:
•	70% of the Performance Incentive bonus ($77,000) is based on the achievement of the annual operating income targets for the Manufacturing division of SoftBrands.

	Cumulative	Revenue
	Operating Inc	Threshold	Payment Eligibility
YTD Q1 (Oct – Dec 07)	1st Quarter Target	1st Quarter Target	25%
YTD Q2 (Jan – Mar 08)	2nd Quarter Target	2nd Quarter Target	50%
YTD Q3 (Apr –Jun 08)	3rd Quarter Target	3rd Quarter Target	75%
YTD Q4 (Jul – Sep 08)	Annual Target	Annual Target	100%
Performance Incentive Payments — A maximum of 12.5% will be paid quarterly against your annual bonus target based on the attainment of the annual operating income metric. Payments from prior quarters that were not achieved will be paid if YTD targets are achieved. All bonus earned but not paid will be payable upon the completion of the final year-end audit.
Threshold for Operating Income Goal — Manufacturing must achieve its quarterly revenue threshold to be eligible for your operating income bonus. If Manufacturing achieves the revenue threshold and 90% of the Operating Income, you will be eligible for 50% of your annual incentive bonus. For achievement of each 1% above 90% attainment of the operating income goal, you will receive an additional 6.47% of your annual incentive bonus to a maximum of 100% of your $77,000 performance incentive bonus. For each 1% achieved in excess of 100% of the operating income annual target, you will receive an additional 3% of your targeted incentive to a maximum of 125%.
•	30% of the Performance Incentive bonus ($33,000) is based on achieving the following 2008 goals and objectives:
o	Keep Americas fiscal year 2008 maintenance attrition under 10% as measured by number of customers on maintenance on October 1, 2007 and September 30, 2008 — $11,000. Bonus will be paid at the conclusion of the fiscal year-end audit.

o	Achieve 20% or greater worldwide combined manufacturing consulting gross margin — $11,000. Bonus will be paid at the conclusion of the fiscal year-end audit.

o	Define and execute an SAP migration plan that is approved and signed off by SAP — $11,000. Success is defined as the development and sign off of the plan by March 31, 2008 with two or more customers under migration by September 30, 2008. Bonus will be paid at the conclusion of the fiscal year-end audit.
Should you leave the company for any reason; any bonus “not yet received” will be forfeited.

EXECUTIVE COMPENSATION PLAN
Plan Year 2008
Steve VanTassel
•	2008 Base Salary — $265,000

•	Performance Incentive Bonus (IB): $110,000. Your 2008 Incentive Bonus will be paid quarterly based on the following criteria:
•	70% of the Performance Incentive bonus ($77,000) is based on the achievement of the annual operating income targets for the Hospitality division of SoftBrands.

	Cumulative	Revenue
	Operating Inc	Threshold	Payment Eligibility
YTD Q1 (Oct – Dec 07)	1st Quarter Target	1st Quarter Target	25%
YTD Q2 (Jan – Mar 08)	2nd Quarter Target	2nd Quarter Target	50%
YTD Q3 (Apr – Jun 08)	3rd Quarter Target	3rd Quarter Target	75%
YTD Q4 (Jul – Sep 08)	Annual Target	Annual Target	100%
Performance Incentive Payments — A maximum of 12.5% will be paid quarterly against your annual bonus target based on the attainment of the annual operating income metric. Payments from prior quarters that were not achieved will be paid if YTD targets are achieved. All bonus earned but not paid will be payable upon the completion of the final year-end audit.
Threshold for Operating Income Goal — Hospitality must achieve its quarterly revenue threshold to be eligible for your operating income bonus. If Hospitality achieves the revenue threshold and 90% of the Operating Income, you will be eligible for 50% of your annual incentive bonus. For achievement of each 1% above 90% attainment of the operating income goal, you will receive an additional 8.47% of your annual incentive bonus to a maximum of 100% of your $77,000 performance incentive bonus. For each 1% achieved in excess of 100% of the operating income annual target, you will receive an additional 3% of your targeted incentive to a maximum of 125% of your targeted incentive.
•	30% of the Performance Incentive bonus ($33,000) is based on achieving the following 2008 goals and objectives:
o	Confirm our ability to maintain our status as Jumeirah’s strategic PMS and CRS provider by receiving an order from Jumeirah for deployments at properties beyond the ten encompassed by the original order - $11,000. Bonus will be paid at the conclusion of the fiscal year-end audit.

o	Achieve 20% or greater worldwide combined hospitality services gross margin — $11,000. Bonus will be paid at the conclusion of the fiscal year-end audit.

o	Sign a “lighthouse” customer willing to fund at least $100,000 of expenses for the development of the Core PMS — $11,000. Success is defined by a signed binding contract between SoftBrands and customer that guarantees a minimum of $100,000 of funded development. Bonus will be paid at the conclusion of the fiscal year-end audit.
Should you leave the company for any reason; any bonus “not yet received” will be forfeited.

EXECUTIVE COMPENSATION PLAN
Plan Year 2008
Gregg Waldon
•	2008 Base Salary — $265,000
•	Performance Incentive Bonus (IB): $132,500 annually. Your 2008 Incentive Bonus will be paid quarterly based on the following criteria:
•	70% of the Performance Incentive bonus ($94,000) is based on the achievement of the annual operating income targets for SoftBrands, Inc.

	Operating Income	Bonus Amount
Q1 (Oct – Dec 07)	1st Quarter Target	25%
Q2 (Jan – Mar 08)	2nd Quarter Target	50%
Q3 (Apr – Jun 08)	3rd Quarter Target	75%
Q4 (Jul – Sep 08)	Annual Target	100%
Performance Incentive Payments — A maximum of 12.5% will be paid quarterly against your annual bonus target based on the attainment of the annual operating income metric. Payments from prior quarters that were not achieved will be paid if YTD targets are achieved. All bonus earned but not paid will be payable upon the completion of the final year-end audit.
Threshold for Operating Profit Goal — SoftBrands must achieve 70% of the targeted operating income goal to be eligible for the bonus payments. If SoftBrands achieves 70% of the targeted goal, you will be eligible for 50% of your targeted incentive bonus. For achievement of each 1% above 70% attainment of the operating income goal, you will receive an additional 4.27% of your annual incentive bonus to a maximum of $94,000 (100%) of this portion of your performance incentive bonus. For each 1% achieved in excess of 100% of the annual operating income target, you will receive an additional 3% of your targeted incentive bonus to a maximum of 125% of your target incentive payable at the conclusion of the fiscal year-end audit.
•	30% of the Performance Incentive bonus ($38,500) is based on achieving the following 2008 goals and objectives:
•	Successful 404 Sarbanes Oxley Attestation — $15,000. Success is defined as No Material Weaknesses on the final 404 Attestation. Bonus to be paid after approval from compensation committee at the first compensation committee meeting that follows a successful 404 attestation.

•	Define and deliver management reporting — $10,000. Success is defined by the development of an approved list of 2008 management reports that are signed off by the CEO and SVP’s by January 31, 2008, and delivered each month and quarter thereafter through the remainder of the fiscal year. Bonus will be earned at year end if the CEO & SVP’s confirm management reporting has been delivered successfully; and paid at the conclusion of the fiscal year-end audit.

•	Complete Softrax roll out in Asia and Germany — $7,500. Success is defined as Q3, Q4 and year end books are closed in Softrax. Bonus will be paid at the conclusion of the fiscal year-end audit.

•	Successful implementation of phase 1 Cognos Business Intelligence — $6,000. Success is defined by the development of an approved 2008 implementation and deliverables plan that is signed off by the CEO and SVP’s by ?????, 2008, and delivered ??????. Bonus will be earned at year end if the CEO & SVP’s confirm Cognos Business Intelligence has been delivered successfully and paid at the conclusion of the fiscal year-end audit.
Should you leave the company for any reason; any bonus “not yet received” will be forfeited.